UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                     January 4, 2007 / (December 15, 2006)



                                 NEWSEARCH, INC.
                ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Colorado                      0-30303                84-1255846
           --------                      -------                ----------
 (State or other jurisdiction        (Commission File         (IRS Employer
       of incorporation)                 Number)           Identification No.)


       4150 Sainte-Catherine Street W., Suite 525 Montreal, Quebec H3Z 2Y5
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (514) 288-8070


                                       N/A
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into A Material Definitive Agreement.

On December 15, 2006, Newsearch, Inc., a Colorado corporation (the "Company"), entered into a License Assignment Agreement (the "Agreement") with EnviroClean Energy Corporation, a Delaware corporation ("EEC"). For consideration of 375,000 common shares of the Company, representing a price of $150,000 at a conversion price of $0.40 per share, EEC assigned to the Company all of its rights, title and interest in a pyrolytic steam reforming "gasification" technology (the "Technology"), which was patented in the United States on March 8, 2005, patent number 6,863,878. Under the Agreement, the Company has received all of EEC's rights, title and interest in the Technology and the related patent, as well as any future upgrades to the Technology.

The License Agreement is attached herewith as Exhibit 10.1 and incorporated by reference herein.


Item 3.02         Unregistered Sale of Equity Securities

Since December 22, 2006, the Company has issued a total of 481,938 unregistered common shares. The total number of shares issued, date issued and conversion price are set forth below in the table;


Date of Issuance                Number of Common Shares      Conversion Price             Purpose of Issuance
----------------                -----------------------      ----------------             -------------------

12/15/06                        375,000                      $0.40 per share              Consideration of License
                                                                                          Assignment Agreement with
                                                                                          EEC
------------------------------- ---------------------------- ---------------------------- ----------------------------
12/22/06                        75,000                       $0.30 per share              Conversion of $25,000
                                                                                          Promissory Note dated
                                                                                          12/01/06 with conversion
                                                                                          price
------------------------------- ---------------------------- ---------------------------- ----------------------------
12/28/06                        10,000                       $0.40 per share              Consulting Services
------------------------------- ---------------------------- ---------------------------- ----------------------------
12/28/06                        21,938                       $0.40 per share              Consulting Services
------------------------------- ---------------------------- ---------------------------- ----------------------------

The Company relied upon the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended, for the issuance of these securities. The recipients took the foregoing securities for investment purposes without a view to distribution and had access to information concerning us and our business prospects.


Item 9.01         Financial Statements and Exhibits

  Exhibit Number                          Document
  --------------                          --------

      10.1 License Assignment Agreement, dated as of December 15, 2006, between the Company and EnviroClean Energy Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          NEWSEARCH, INC.


                                             Signature:   /s/ Kenneth Adessky
                                                          ----------------------
                                                 Name:    Kenneth Adessky
                                                Title:    CFO and Secretary

Dated:  January 4, 2007

                                  Exhibit Index
                                  -------------


      10.1 License Assignment Agreement, dated as of December 15, 2006, between the Company and EnviroClean Energy Corporation.